UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2024
DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 22, 2024, DexCom, Inc. (“Dexcom” or the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on March 27, 2024, the record date for the Annual Meeting, there were 396,025,556 shares of Dexcom’s common stock, $0.001 par value per share, outstanding and entitled to vote. 362,430,100 shares were present in person or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business.
The matters described below were voted on at the Annual Meeting and the final number of votes cast for or against, as well as the number of abstentions and broker non-votes, with respect to each matter are as indicated.

Proposal 1: Election of Directors. Dexcom stockholders elected the following ten nominees to the Company’s board of directors, each to serve until Dexcom’s 2025 annual meeting of stockholders or until their earlier death, resignation or removal, as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kevin R. Sayer	319,796,865	19,758,443	2,554,271	20,320,521
Steven R. Altman	332,084,617	9,328,842	696,120	20,320,521
Nicholas Augustinos	317,396,722	23,609,243	1,103,614	20,320,521
Richard A. Collins	336,264,527	5,148,005	697,047	20,320,521
Karen Dahut	338,078,541	3,334,921	696,117	20,320,521
Rimma Driscoll	341,157,887	256,345	695,347	20,320,521
Mark G. Foletta	329,910,313	10,214,840	1,984,426	20,320,521
Bridgette P. Heller	331,230,639	10,175,357	703,583	20,320,521
Kyle Malady	336,252,174	5,157,403	700,002	20,320,521
Eric J. Topol, M.D.	333,860,551	7,555,244	693,784	20,320,521

Proposal 2: Ratification of Independent Registered Public Accounting Firm. Dexcom stockholders ratified the selection by the audit committee of the board of directors of Ernst & Young LLP as Dexcom’s independent registered public accounting firm for the fiscal year ending December 31, 2024, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
329,260,057	23,447,057	9,722,986	—

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation. Dexcom stockholders approved, on a non-binding advisory basis, the compensation of Dexcom’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the proxy statement for the Annual Meeting (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables in such proxy statement), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
307,911,432	33,397,226	800,921	20,320,521

Proposal 4: Stockholder Proposal: Pay Equity Disclosure. Dexcom stockholders did not approve, on a non-binding advisory basis, a stockholder proposal regarding pay equity disclosure, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,599,852	211,822,779	11,686,949	20,320,521

Proposal 5: Stockholder Proposal: Transparency in Lobbying. Dexcom stockholders approved, on a non-binding advisory basis, a stockholder proposal regarding transparency in lobbying, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,132,558	163,315,293	2,661,727	20,320,521

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

	By:	/s/ Jereme M. Sylvain
Date: May 24, 2024		Jereme M. Sylvain
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)